UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR 12(g) OF THE
SECURITIES EXCHANGE ACT OF 1934

ENLINK MIDSTREAM, LLC

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	46-4108528
(State of Incorporation or organization)	(I.R.S. Employer Identification no.)

2501 CEDAR SPRINGS
DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which
to be so registered	each class is to be registered

Common Units Representing Limited Liability Company Interests	The New York Stock Exchange

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☒

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☐

Securities Act registration statement file number to which this form relates (if applicable).

Securities to be registered pursuant to Section 12(g) of the Act:  None

Item 1.  Description of Registrant’s Securities to be Registered.

A description of the common units representing limited liability company interests in EnLink Midstream, LLC (the “Registrant”) is set forth under the captions “Description of EnLink Midstream Common Units,” “The EnLink Midstream Operating Agreement” and “Material U.S. Federal Income Tax Consequences of the Mergers—Ownership of EnLink Midstream Common Units” in the Prospectus dated February 5, 2014, filed with the Securities and Exchange Commission (the “SEC”) on February 5, 2014 under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Registrant’s Registration Statement on Form S-4 (Registration No. 333-192419) previously filed with the SEC under the Securities Act, which description is incorporated herein by reference.

Item 2.  Exhibits.

The following exhibits are filed as part of this Registration Statement on Form 8-A.

Exhibit No.	Description

1

Registrant’s Registration Statement on Form S-4 (Registration No. 333-192419), initially filed with the SEC on November 20, 2013, as amended (the “Form S-4 Registration Statement”) (incorporated herein by reference).

2	Certificate of Formation of New Public Rangers, L.L.C. (incorporated herein by reference to Exhibit 3.1 to the Form S-4 Registration Statement).

3	Certificate of Amendment to the Certificate of Formation of EnLink Midstream, LLC (incorporated herein by reference to Exhibit 3.2 to the Form S-4 Registration Statement).

4	Form of First Amended and Restated Operating Agreement of EnLink Midstream, LLC (incorporated herein by reference to Exhibit 3.3 to the Form S-4 Registration Statement).

5*	Form of Specimen Unit Certificate representing common units.

* Filed herewith.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

ENLINK MIDSTREAM, LLC

	BY:	ENLINK MIDSTREAM MANAGER, LLC,
its Sole Member

	BY:	DEVON GAS SERVICES, L.P.,
its Sole Member

	BY:	DEVON GAS OPERATING, INC.,
its General Partner

Date: March 6, 2014	By:	/s/ Darryl G. Smette
	Name:	Darryl G. Smette
	Title:	Executive Vice President

EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement on Form 8-A.

Exhibit No.	Description

1

Registrant’s Registration Statement on Form S-4 (Registration No. 333-192419), initially filed with the SEC on November 20, 2013, as amended (the “Form S-4 Registration Statement”) (incorporated herein by reference).

2	Certificate of Formation of New Public Rangers, L.L.C. (incorporated herein by reference to Exhibit 3.1 to the Form S-4 Registration Statement).

3	Certificate of Amendment to the Certificate of Formation of EnLink Midstream, LLC (incorporated herein by reference to Exhibit 3.2 to the Form S-4 Registration Statement).

4	Form of First Amended and Restated Operating Agreement of EnLink Midstream, LLC (incorporated herein by reference to Exhibit 3.3 to the Form S-4 Registration Statement).

5*	Form of Specimen Unit Certificate representing common units.

* Filed herewith.